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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   __________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):  April 24, 1996
                                                   ---------------------------



                                   TRW Inc.
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             (Exact name of registrant as specified in its charter)



          Ohio                              1-2384                      34-575430
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
    (State or Other Jurisdiction            (Commission                 (I.R.S. Employer
           of Incorporation)                 File Number)           Identification Number)


1900 Richmond Road, Cleveland, OH                                       44124
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:   (216) 291-7000
                                                   ----------------------------

                                Not applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGE SINCE LAST REPORT)
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INFORMATION INCLUDED IN THE REPORT


Item 5.          Other Events

                 On April 24, 1996, the Directors of TRW Inc. (the "Company") declared a dividend of one right (a "Right") for each outstanding share of Common Stock, $0.625 par value, of the Company pursuant to the terms of a Rights Agreement, dated as of April 24, 1996, between the Company and National City Bank. The record date for the dividend will be May 17, 1996. Also on April 24, the Directors took action to redeem all of the rights issued by the Company pursuant to the terms of a Rights Agreement, dated as of December 14, 1988, between the Company and National City Bank, successor to Bankers Trust Company (the "1988 Rights") at the redemption price of $0.01 for each 1988 Right outstanding on May 17, 1996. The declaration of the Rights and the redemption of the 1988 Rights were disclosed in a press release dated April 24, 1996. A Letter to Shareholders and Summary of Rights Plan, attached as an exhibit hereto, will be mailed to each record holder of Common Shares on April 25, 1996.


Item 7.          Financial Statements and Exhibits

         (c)     Exhibits

                 4(a) Rights Agreement, dated as of April 24, 1996, between the Registrant and National City Bank, as Rights Agent, which includes as Exhibit B thereto the Form of Right Certificate

                 99(a)            Press release dated April 24, 1996

                 99(b) Letter to Shareholders and Summary of Shareholder Purchase Rights
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TRW Inc.



                                    By:  /s/ Martin A. Coyle
                                       ------------------------------------
                                         Martin A. Coyle
                                         Executive Vice President,
                                         General Counsel and Secretary


DATE:      April 25, 1996
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                                EXHIBIT INDEX


         EXHIBIT                       DESCRIPTION OF EXHIBIT

      4(a)                         Rights Agreement, dated
                                   as of April 24, 1996,
                                   between the Registrant and
                                   National City Bank, as
                                   Rights Agent, which includes
                                   as Exhibit B thereto the Form
                                   of Right Certificate

      99(a)                        Press release dated
                                   April 24, 1996

      99(b)                        Letter to Shareholders
                                   and Summary of Shareholder
                                   Purchase Rights